ADJUSTABLE RATE COMMERCIAL COGNOVIT PROMISSORY NOTE
              ---------------------------------------------------

AMOUNT      $1,035,000.00                                     March 8, 1999
COLUMBUS, OHIO

FOR VALUE RECEIVED, Precision Auto Care, Inc., a Virginia Corporation, Miracle Acquisition, Inc., a Delaware corporation, and Miracle Partners, Inc., a Delaware corporation (collectively "Borrower"), whose principal places of business are located at 748 Miller Drive S.E., Leesburg, Virginia, 748 Miller Drive S.E., Leesburg, Virginia, and 748 Miller Drive S.E., Leesburg, Virginia, promise to pay to the order of HEARTLAND BANK, its successors or assigns ("Bank"), the principal sum of One Million Thirty-Five Thousand and 00/100 Dollars ($1,035,000.00), (the "Principal Sum"), with interest thereon from the date of this Note at the rate and manner set forth below. This Note provides for changes in the interest rate and monthly payments.

INTEREST AND INDEX.
-------------------
Interest will be charged on that part of the principal that has been disbursed. Interest will be charged beginning on the date of the Note and continue until the full amount of principal has been paid.

Beginning on March 10, 1999, interest shall be charged at the initial rate of Eight and Three-Quarters (8.75%) per cent per annum, and shall continue at that same rate of interest for the first sixty (60) months of the loan period. Commencing on March 10, 2004, and continuing on the 10th of March every sixty
(60) months thereafter until the Maturity Date (the "Change Date"), the interest rate will change to adjust to three and three-quarters percent (3.75%) above the Weekly Average Yield on United States Treasury Security, Adjusted to a Constant Maturity of Five Years. All interest computations are based upon a three hundred sixty (360) day year for the actual number of days elapsed during the month.

TERM.
-----
The entire unpaid Principal Sum of this Note, together with accrued interest and all charges thereon, shall be due and payable on the 10th day of March, 2009 (the "Maturity Date"); provided, however, that periodic payments of principal and interest shall be made in accordance with the terms of this Note.

PAYMENT.
--------
1.     Time and Place of Payments
Monthly payments shall commence with the payment due for the 10th day of April, 1999, and will continue each and every month thereafter on the 10th day of each succeeding month until the Maturity Date. All monthly payments shall be made at Heartland Bank, 850 North Hamilton Road, Gahanna, Ohio 43230, or at a different place if required by Bank. The monthly payments will be applied first to advances, then to any unpaid charges, and then to interest.

2.     Amount of Monthly Payments
The Borrower shall pay to Bank initial monthly payments of principal and interest in installments in the amount of Nine Thousand Two Hundred Twenty-Seven and 00/100 Dollars ($9,227.00), based upon a twenty year amortization schedule. Monthly payments shall be made each month thereafter on the 10th


                   Precision Auto Care, Inc. Promissory Note
                                  Page 1 of 4
day of the month ("Date Due"), until the Maturity Date, at which time all accrued interest and principal and all other amounts owed under the Note will be paid in full. That amount could be greater than the amount of the Borrower's last monthly payment before the maturity date.

Bank shall change the monthly payment on the first monthly payment date after the Change Date in an amount adjusted accordingly to confine the loan to its remaining amortization term. Bank will then determine the amount of the monthly payment that would be sufficient to repay the unpaid principal balance of Borrower's loan as of the Change Date pursuant to the original twenty year amortization schedule at the new interest rate in substantially equal payments. The result of this calculation will be the new amount of the monthly payments.

DEFAULT/DEFAULT RATE.
---------------------
If any payment, by acceleration or otherwise, required under the Note or Mortgage is not made within thirty (30) days after the Date Due, or upon Borrower's failure to perform any of the covenants or conditions contained in said Note and Mortgage, this Note shall, at the Bank's option, bear interest thereafter at the rate of 2% per annum in excess of the rate provided for in the Note, but that interest rate shall not exceed the maximum interest rate permitted by applicable law, and the entire principal balance then remaining unpaid, together with all accrued interest, shall, at Bank's option, become immediately due and payable without any notice or demand and Bank may proceed to foreclose all liens and security interests securing this Note. Failure of Bank to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent event of default.

SECURITY
--------
The payment of this Note shall be secured by Mortgages and Assignments of Rent on real property commonly known as 1027 King Avenue, Columbus, Ohio, 3121 Olentangy River Road, Columbus, Ohio, 401 South Sandusky Street, Delaware, Ohio, and 46 Liberty Road, Delaware, Ohio, more fully described in attached Exhibit "A," a Security Agreement and U.C.C. Financing Statements ("Financing Documents") of even date to be recorded in the appropriate records of the State of Ohio and Franklin County, Ohio, from Borrower to Bank, which Financing Documents shall constitute a lien on the personal property owned by Borrower more fully described in Attached Exhibit "B." Said Financing Documents are given by Borrower as security for compliance with terms and conditions of this Note.

LATE CHARGE
-----------
For each payment of principal or interest not received by the Bank on or before the tenth (10th) day following the Date Due, Borrower agrees to pay a late charge of five (5.00%) percent of the total monthly payment.

PREPAYMENT.
-----------
In the event this Note is prepaid within the first sixty months, a prepayment penalty of two percent (2%) of the outstanding balance shall be assessed. Commencing on March 10, 2004, this Note may be prepaid at any time, in whole or in part, during the remaining term of this Note. Any prepayment shall be applied against the principal balance outstanding and shall not postpone the due date of any


                   Precision Auto Care, Inc. Promissory Note
                                  Page 2 of 4
subsequent installment of principal or interest nor shall it change the amount of such installment, unless Bank, in writing, shall agree otherwise.

WAIVER OF PRESENTMENT, ETC.
----------------------------
All Persons, including, but not limited to, Borrowers, sureties, endorsers, and guarantors, now or hereafter liable for the payment of this Note, or any part thereof, do hereby expressly:

     1. Waive demand, present for payment, notice of nonpayment, protest, notice of protest, and all other notices, and agree that the time for payment, or payments, of any part of this Note may be extended without releasing or otherwise affecting their liability on this Note, or the liens on any collateral securing this Note;

     2. Waive the requirement that Bank file suit or diligently collect this Note, or that Bank enforce any of its security rights or proceed against the property covered by the Mortgage before proceeding against the Borrower, sureties, endorsers, or guarantors;

     3. Agree to any substitution, exchange, addition or release of any security, or the addition or release of any person or entity or person primarily or secondarily liable herein;

     4. Agree that Bank shall not be required to first institute any suit, or to exhaust Bank's remedies against Borrower before Bank institutes proceedings against any other person or entity primarily or secondarily liable hereunder in order to enforce payment of this Note;

     5. Consent to any extensions, rearrangement, renewal or postponement of time of payment of this Note, and to any other indulgence with respect hereto, without notice, consent or consideration to Borrower or to any other person or entity liable hereunder; and

     6. Agree that, notwithstanding the occurrence of any of the foregoing, except as to any such entity or person expressly released, in writing, by Bank, Borrower, together with all sureties, endorsers and guarantors of this Note, shall be, and remain, jointly and severally, directly and primarily, liable for all sums due and under this Note, the Mortgage and/or the Loan Agreement.

COSTS OF COLLECTION.
--------------------
Borrower hereby unconditionally agrees to pay the costs of collection of this Note, including, but not limited to, reasonable attorney fees and costs incurred by Bank.

CONFESSION OF JUDGMENT.
-----------------------
THE UNDERSIGNED, and each of them, hereby authorize any attorney at law to appear in any court of record in the State of Ohio, or elsewhere, where any of the Undersigned resides or signed this Note, after the obligation evidenced hereby, any time after the Note becomes due, whether by acceleration or otherwise, and to waive the issuance and service of process and confess judgment against any or all of the Undersigned in favor of the Bank for the amount then appearing due, together with the costs of suit and reasonable attorney fees, and thereupon to release all errors and waive all rights of appeal and


                   Precision Auto Care, Inc. Promissory Note
                                  Page 3 of 4
stays of execution, but no judgment, or judgments, against less than all of the Undersigned shall be a bar to any subsequent judgment against those of the Undersigned against whom judgment has not been taken.

IN WITNESS WHEREOF, Precision Auto Care, Inc., a Virginia Corporation, Miracle Acquisition, Inc., a Delaware Corporation, and Miracle Partners, Inc., a Delaware Corporation, as Borrower, have executed this Note as of the day, date and year first above written.

W A R N I N G ! ! !   BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE
AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR--WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE (Please refer to Section 2323.13 of the Ohio Revised Code)

AS BORROWER:
------------

Precision Auto Care, Inc., a Virginia Corporation

By:   /s/ Charles L. Dunlap
      ____________________________
      Charles L. Dunlap

Its:  President
      ____________________________

Miracle Acquisition, Inc., a Ohio Corporation nka Miracle Industries, Inc.


By:   /s/ Charles L. Dunlap
      ____________________________
      Charles L. Dunlap

Its:  President
      ____________________________

Miracle Partners, Inc., a Delaware Corporation


By:   /s/ Charles L. Dunlap
      ____________________________
      Charles L. Dunlap

Its:  President
      ____________________________




THIS INSTRUMENT PREPARED BY: David A. Skrobot, Esq., Skrobot, Pope, Levy & Fisher LLP, 410 East Town Street, Suite 210, Columbus, Ohio 43215, 614:
233-6950(T) 233-6860(F)


                   Precision Auto Care, Inc. Promissory Note
                                  Page 4 of 4

                                    MORTGAGE
                                    --------
                                      and
                                      ---
                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

THE UNDERSIGNED, Miracle Partners, Inc., a Delaware Corporation, ("Mortgagor"), whose address is 748 Miller Dr, Leesburg, VA, for good and valuable consideration paid by HEARTLAND BANK its successors or assigns ("Lender" and/or "Mortgagee"), whose address is 850 North Hamilton Road, Gahanna, Ohio 43230, the receipt and sufficiency of which is hereby acknowledged, hereby mortgages, grants, bargains, sells, and conveys to Lender the following described real estate:

                                See Exhibit "A"

Together with all privileges, easements, appurtenances, and other rights now or hereafter belonging or appertaining thereto, all buildings and other improvements now or hereafter located thereon, all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the real estate and all property of every kind and nature whatsoever, whether real, personal or mixed real and personal property, tangible and intangible, now owned or hereafter acquired by Mortgagor and now or hereafter located in, on, or about the real estate or used or intended to be used in connection with the real estate or intended or designed (wherever located) to be incorporated into the structures situated or to be situated on the real estate including, but not limited to, all (i) all fixtures, inventory, machinery, building materials, equipment, tools, supplies, furniture, furnishings, appliances, antennas, trees and plants, manufacturing, fabricating, processing, transporting and packaging equipment, power systems, elevator systems, heating, cooling and ventilating systems, sewerage and garbage disposal systems, radio, telephone, television and communication systems (excepting, however, any leased telephone and television systems), electric, gas and water distribution systems, food, restaurant and bar service systems, fire prevention, alarm and security systems, laundry systems, computer and data processing systems and all hardware and software therefor, and all equipment and supplies therefor, floor, wall and ceiling coverings, draperies, blinds and window treatments, storm doors and window; and (ii) all rentals, revenues, payments, repayments, deposits, income, charges and moneys derived from the use, lease, sublease, rental or other disposition of the property and the proceeds from any insurance or condemnation award pertaining thereto; and (iii) all accounts, contract rights, general intangibles, income tax refunds, actions and rights of action, instruments and documents; and (iv) all permits, consents, approvals, authorizations, licenses, franchises, patents, trademarks, trade names, service marks, copyrights, insignia, signs, slogans or emblems of all governmental or regulatory authorities or of any persons, corporations, partnerships, trusts or other entities, used or intended to be used in connection with the real estate; all of which including all proceeds and products thereof, and all replacements, additions and accessions therefor and thereto now owned or hereafter acquired by Mortgagor and located in, or about said real estate and used, usable or intended to be used in connection with, or pertaining to or derived from the present or future operations of the real estate shall be deemed to be and remain a part of the real estate; all of the foregoing together with said real estate are herein referred to as the "Property".

     To have and to hold the Premises to Lender, Lender's personal representatives, heirs, successors, and assigns, forever, subject to the conditions hereinafter set forth.

     Mortgagor further assigns to Lender any and all leases now existing, and all future leases, together with all rents now due or to become due under those existing or future leases, in which Mortgagor has, or may have, an interest in or to as same relate to the following-described real estate or any portion thereof.

     This Mortgage/Assignment is given in order to secure repayment of money as required by a certain Adjustable Rate Commercial Cognovit Promissory Note ("Note") of even date, in the amount of One Million Thirty-Five Thousand and 00/100 Dollars ($1,035,000.00), together with accrued interest and other applicable charges.

1. ASSIGNMENT OF RENT AND APPOINTMENT OF LENDER AS AGENT TO COLLECT RENT. Mortgagor hereby assigns to Lender, as additional security, all rental income, whether denominated minimum rental, additional rental, or otherwise, to be received by Mortgagor pursuant to the conditions, terms and provisions of any lease agreement entered into by and between Mortgagor and any other person or entity relating to the

                        Miracle Partners, Inc. Mortgage

    Premises subject to this Mortgage/Assignment. The powers and rights conferred upon Lender herein shall only be exercised by Lender in the event of the occurrence of an event of default, as same is defined in the Note. Mortgagor hereby confers upon Lender the exclusive power, to be used or not to be used, in Lender's sole discretion, to act as agent, or to appoint a third person to act as agent, for Mortgagor, with full powers, to take or collect all rents arising from the subject Premises and apply such rents, at the sole option of Lender, to the payment of the Note or to any taxes, costs of maintenance, repairs and expenses incident to the Premises and the management thereof, in such order of priority as Lender may, in Lender's sole discretion, determine, and to turn any balance remaining over to Mortgagor; but such collection of rents shall not operate as an affirmance of any tenant or lease in the event Mortgagor's title to the Premises, or any portion thereof, should be acquired by Lender. Lender shall be liable to account only for rents and profits actually received by Lender. In exercising any of the powers contained in this Mortgage/Assignment, Lender may also take possession of, and for these purposes use, any and all personal property contained in the Premises and used by Mortgagor in the rental and leasing thereof, or any part thereof.

    Mortgagor herein specifically assigns no interest to Lender of any of Mortgagor's obligations under any such lease, or leases, and Mortgagor shall be, and shall remain, solely liable and responsible for performing or fulfilling all such obligations under such lease, or leases.

    Consent To Notification Of Lessees In The Event Of Default. Mortgagor agrees that in the event of an occurrence of default, Lender may immediately notify any, or all, lessees of the Premises of the event of default; and Lender may direct that all rental payments should then be made directly to Lender pursuant to conditions, terms and provisions of this Mortgage/Assignment.

    Mortgagor hereby directs each such lessee of the Premises to immediately begin making all such rental payments as required to be made under the conditions terms and provisions of the lease said lessee has entered into with Mortgagor directly to Lender, or at such other place as Lender may, from time to time, specify.

2. PAYMENT OF DEBT. Mortgagor shall pay when due the principal and interest on the indebtedness evidenced by the Note in accordance with the terms thereof.

3. STATE OF TITLE; WARRANTY. Mortgagor is lawfully seized of the Premises and the Premises are free and clear of all encumbrances whatsoever except: (a) the lien of all property taxes and assessments not yet due and payable; (b) legal highways; (c) zoning ordinances; (d) restrictions, conditions, covenants and utility easements of record; and Mortgagor will forever warrant and defend the Premises.

4. REAL PROPERTY TAXES; ASSESSMENTS; LIENS AND CHARGES. Subject to applicable law or to a written waiver by Lender, Mortgagor shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property, and (b) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to Paragraph 5 hereof. Any waiver by Lender of a requirement that Mortgagor pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Mortgagor. Lender may require Mortgagor to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Mortgagor or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Mortgagor in a lump sum or in periodic installments, at Lender's option.

    The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rates, taxes, assessments, insurance premiums and Other Impositions so long as Mortgagor is not in breach of any covenant or agreement of Mortgagor in this Instrument. Lender shall make no charge for holding and applying the Funds, analyzing said account or for so verifying and compiling said assessments and bills, unless Lender pays Mortgagor interest, earnings or profits on the Funds and applicable law permits Lender to


                        Miracle Partners, Inc. Mortgage
                                  Page 2 of 7
    make such a charge. Mortgagor and Lender agree at the time of execution of this Instrument that no interest on the Funds shall be paid to Mortgagor, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Mortgagor any interest, earnings or profits on the Funds. Lender shall give to Mortgagor, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The funds are pledged as additional security for the sums secured by this Instrument.

    If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, and Other Impositions, as they fall due, such excess shall be credited to Mortgagor on the next monthly installment or installments of funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, and Other Impositions, as they fall due, Mortgagor shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Mortgagor requesting payment thereof.

    Upon Mortgagor's breach of any covenant or agreement of Mortgagor in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine, in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Mortgagor any Funds held by Lender.

5. INSURANCE. At Mortgagor's expense, Mortgagor shall obtain and maintain in full force and effect at all times during the continuance of this Mortgage fire and extended coverage insurance in an amount sufficient to prevent Mortgagor from being a co-insurer under said policy of insurance, but in no event less than the aggregate payoff balance on the Note and of all obligations secured by mortgages encumbering the Premises which have priority over this Mortgage. All such insurance policies or renewals thereof shall include a standard mortgage clause in favor of and in form acceptable to Lender. Mortgagor shall promptly furnish Lender with a copy of said policies and all receipts of paid premiums. The policies of insurance shall provide for written notice to Lender at least 30 days prior to any cancellation, modification or lapse thereof. In the event of loss, Mortgagor shall give prompt written notice to Lender and Lender may make proof of loss if not promptly made by Mortgagor.

6. MAINTENANCE OF PREMISES. Mortgagor shall keep the Premises in good repair and shall not commit waste or permit deterioration to the Premises, reasonable wear and tear excepted, and shall comply with all governmental (Federal, State or Local) regulations concerning the Premises. If this Mortgage is on a unit in a condominium, Mortgagor shall perform all of Mortgagor's obligations under the constituent condominium documents.

    Without Lender's prior consent, Mortgagor shall not grant any easements affecting the Premises, apply for any change in the current zoning designation for the Premises, change the use of the Premises other than what it is being utilized for as of the date hereof, create or change or modify any existing restrictions, conditions or covenants affecting the Premises, subdivide the Premises, or construct or make any structural or substantial improvements, alterations or modifications to the Premises.

7. PROTECTION OF LENDER'S SECURITY. If Mortgagor fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which Lender, in Lender's reasonable judgment, believes is detrimental to or impairs Lender's security in the Premises, including, but not limited to eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender, at Lender's sole option and upon notice to Mortgagor, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including but not limited to, disbursement of reasonable attorney's fees and entry upon the Premises to make repairs.


                        Miracle Partners, Inc. Mortgage
                                  Page 3 of 7

    Any amounts disbursed by Lender pursuant to this Paragraph 7 or for advances made for the payment of real property, taxes, assessments or insurance premiums, with interest thereon as hereinafter provided, shall become additional amounts owed by Mortgagor which are secured by this Mortgage. Such amounts shall be payable upon notice to Mortgagor from Lender requesting payment thereof and shall bear interest from the date of disbursement at the rate payable from time to time on the unpaid principal under the Note. Nothing contained herein shall require Lender to incur any expense or take any action hereunder, and Mortgagor hereby waives any and all claims or right against Lender to any payment on, or offset against, the indebtedness secured hereby by reason of any such payment by Lender.

    Lender, or Lender's agents, shall have the right to enter upon the Premises at all reasonable times for the purpose of inspecting the same, provided Lender shall give Mortgagor adequate and reasonable notice under the circumstances prior to any such entry. The notice provided for herein need not conform with the provisions of Paragraph 15 below.

8. EMINENT DOMAIN. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation proceedings or other taking of the Premises, or a part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Lender and shall be paid to Lender. When there is a total taking of the Premises, the proceeds shall be applied to the sums secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor. When there is a partial taking of the Premises, unless Lender and Mortgagor otherwise agree in writing, or unless in Lender's sole opinion the value of the remaining premises has been adversely affected by the taking, the proceeds paid for such taking shall be applied to the sums secured by this Mortgage in the proportion which the unpaid principal amount of the sums secured by this Mortgage immediately prior to the date of taking bears to the fair market value of the Premises immediately prior to the date of taking, and the balance of such proceeds shall be paid to Mortgagor. In the event that the Lender determines, in its sole opinion, that the value of the remaining premises has been adversely affected by the taking, the proceeds shall be applied to the sums secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor.

    If (a) the Premises are abandoned, or (b) after notice by Lender to Mortgagor that the condemning authority offers to make an award or settle a claim for damages, Mortgagor fails to respond to Lender within 30 days after the date of such notice is mailed, Lender is hereby authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Premises or to the sums secured by this Mortgage.

    Unless Lender and Mortgagor otherwise agree in writing, any application of proceeds to the sums secured by this Mortgage shall not extend or postpone the due date of the payment of the Note or change the amount of any installments due under the Note.

9. TRANSFER OF THE PREMISES. If all or any part of the Premises or any interest therein is sold or transferred by Mortgagor without Lender's prior written consent, Lender may, at Lender's option, declare all sums secured by this Mortgage to be immediately due and payable; provided, however that the following transfers or conveyances shall not accelerate the indebtedness secured hereby: (a) the creation of a lien or encumbrance subordinate to this Mortgage, excluding, however, a conveyance by a Land Installment Contract or the granting of a leasehold interest containing an option to purchase, either of which shall require the prior written consent of Lender;
    (b) the creation of a purchase money security interest for personal property; and (c) a transfer by devise or descent, or a transfer by operation of law upon the death of a co-owner.

10. SECURITY AGREEMENT; ASSIGNMENT OF RENTS. This Mortgage shall act as and constitute a Security Agreement under the Uniform Commercial Code. Upon Lender's request, Mortgagor shall execute and deliver to Lender financing statements and other documents required to perfect a security interest in Mortgagor's personal property located at the Premises. The cost of recording such documents shall be paid by Mortgagor.

    As part of the security granted by this Mortgage, Mortgagor hereby assigns to Lender the rents of the Premises, provided that Mortgagor shall, prior to any acceleration of the amounts secured by this Mortgage, have the right to collect and retain such rents. All rents collected by Lender or Lender's agent shall be applied first to the



                        Miracle Partners, Inc. Mortgage
                                  Page 4 of 7
    payment of costs of operation and management of the Premises and collection of rents, including but not limited to, receiver's bonds and fees, reasonable attorney's fees and then to the sums secured by this Mortgage.

11. DEFAULT; REMEDIES. The entire unpaid principal amount of the Note, together with all unpaid and accrued interest and all other charges and amounts payable to Lender under the Note or this Mortgage, shall, at Lender's option become immediately due and payable; (a) if Mortgagor does not promptly and fully pay when due the amounts owed Lender under the Note in accordance with the terms and tenor of the Note; (b) if the Premises or any part thereof or any interest thereon are sold or transferred except as permitted under the provisions of Paragraph 9 of this Mortgage; (c) if Mortgagor fails to observe or perform any other provision, covenant or condition required of Mortgagor under the Note or this Mortgage within 30 days after Lender gives notice to Mortgagor of Mortgagor's failure to observe or perform such provision, covenant or condition; (d) if the Premises are abandoned; (e) if an order for relief under any bankruptcy laws of the United States is issued naming Mortgagor as debtor or if Mortgagor makes an assignment for the benefit of creditors or enters into a composition agreement with Mortgagor's creditors; (f) if the interest of Mortgagor in the Premises is attached, levied upon, or seized by legal process; or (g) if a trustee, receiver or liquidator is appointed on behalf of Mortgagor. Upon an acceleration of the amounts secured by this Mortgage as provided for in this Paragraph 11 Lender shall have the right to foreclose this Mortgage lien, have a receiver appointed, take possession of and manage the Premises, collect the rents derived from the Premises, and take any and all other action available to Lender under law.

12. APPLICATION OF PAYMENTS. All payments received by Lender under the Note or this Mortgage, unless otherwise stated in this Mortgage, shall be applied by Lender first to the payment of any amounts advanced or paid by Lender for the protection of the security granted by this Mortgage, then to expenses incurred by Lender by reason of Mortgagor's default under this Mortgage, then to interest payable on the Note, and then to the principal of the Note.

13. FORBEARANCE; REMEDIES CUMULATIVE. If Lender (a) grants any extension of time or forbearance with respect to the payment of any sums secured by this Mortgage, (b) takes other or additional security for the payment thereof,
    (c) waives or fails to exercise any right granted in this Mortgage or in the Note, (d) grants any release with or without consideration of the whole or part of the security granted by this Mortgage, or (e) amends or modifies in any respect any of the terms and provisions of this Mortgage or the Note, any such act or omission shall not release Mortgagor of any obligations under this Mortgage or under the Note, nor preclude Lender from exercising any right granted in this Mortgage or under law for a default by Mortgagor or for any subsequent default.

    Lender's procurement and payment of fire and casualty insurance and Lender's payment of real property taxes and assessments and other governmental charges and liens after Mortgagor has failed to pay the same shall not be a waiver of Mortgagor's default or Lender's right to accelerate the indebtedness secured hereby.

    All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage or which are afforded under law and may be exercised concurrently, independently or successively.

14. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY; CAPTIONS; GOVERNING LAW; SEVERABILITY. Subject to the provisions of Paragraph 9 above, the covenants and agreements of this Mortgage shall bind, and the rights hereunder shall inure to, the respective successors and assigns, personal representatives and heirs of Lender and Mortgagor. All covenants and agreements of Mortgagor shall be joint and several. The captions and section headings of this Mortgage are for convenience only and shall not be used to interpret or define the provisions of this Mortgage. This Mortgage shall be governed by the laws of the State of Ohio, and, if any provision or clause of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provision. The provisions of this Mortgage and the Note are severable.



                        Miracle Partners, Inc. Mortgage
                                  Page 5 of 7

15. NOTICES. Except as otherwise set forth in this Mortgage or as may otherwise be required by applicable law, any notice to be given under this Mortgage shall be in writing and mailed with postage prepaid to Lender and Mortgagor at the addresses set forth at the beginning of this Mortgage or to such other addresses as Lender or Mortgagor may designate by notice given to the other party as provided for in this Paragraph 15.

16. RELEASES. Upon payment of all sums secured by this Mortgage and the observance and performance of each of the covenants and agreements of this Mortgage to be observed and performed by Mortgagor, Lender shall provide to Mortgagor, in recordable form, a release of this Mortgage and of any other security interest given to Lender to secure the Note, in recordable form.

17. FINANCIAL STATEMENTS, RENT ROLLS AND OPERATING STATEMENTS:
    On or before the 120th day following the end of Mortgagor's fiscal/calendar year, and at such other times as Lender may require, Mortgagor shall furnish to Lender a copy of Mortgagor's current financial statement, current certified rent roll and the prior year's annual operating statement setting forth, in such detail as Lender requires, the income and expenses derived from and attributable to the subject premises. Lender, at Lender's sole option, may require that said statements be prepared by an independent Certified Public Account. In the event that Mortgagor fails to furnish the statements within the time set forth herein, the Note rate of interest shall be increased by two percent (2%) without prior notice to Mortgagor until the statements are furnished to Lender in a form which is satisfactory to Lender.

18. ENVIRONMENTAL LAW COMPLIANCE AND INDEMNIFICATION. In its use, possession, and maintenance of the mortgage property, Mortgagor, its employees, agents, independent contractors and assigns shall strictly comply with the Comprehensive Environmental Response, Compensation, and Liability Act and any other federal, state, or local statute, law, regulation, ordinance, code, rule, order, or decree, whether now or hereafter in effect, requiring or imposing standards for environmental safety and cleanliness concerning the placement, use, storage, transportation or discharge of any hazardous, toxic, or dangerous waste, substance, or material ("Environmental Laws"). Mortgagor hereby expressly represents, warrants, and covenants to Lender that: (a) neither Mortgagor nor any other person to the actual knowledge of Mortgagor has used or permitted any hazardous substances to be placed, held, stored, disposed on or discharged from the mortgaged property or any portion thereof in violation of any Environmental Laws; (b) to the best of Mortgagor's knowledge, the mortgaged property does not now contain any hazardous substance in violation of any Environmental Laws; and (c) Mortgagor, so long as any indebtedness secured by this Mortgage remains unpaid, shall not allow any hazardous substances to the placed, held, stored, disposed on the mortgaged property or discharged from the mortgaged property or any portion thereof or incorporated into any improvements to be constructed on the mortgaged property in violation of any Environmental Laws. For purposes of this paragraph, the term "hazardous substance" shall include but not be limited to any hazardous, toxic, or dangerous waste, substance, or material defined as such in or for the purpose of any Environmental Laws.

    Mortgagor hereby agrees to hold Lender harmless from and indemnify Lender from and against any and all losses, liabilities, damages, injuries, costs, expenses, and claims, including reasonable attorney fees, of any and every kind whatsoever, paid, incurred, or suffered by or asserted against Lender as a direct or indirect result of any of the following: (a) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from the mortgaged property or any portion thereof of any hazardous substance; or (b) any liens, interests, or rights against the mortgaged property, or any portion thereof, created, permitted, or imposed under authority of Environmental Laws now or hereafter existing.

    The provisions of this paragraph 18 shall survive payment of the Note and Mortgage/Assignment.

THIS MORTGAGE/ASSIGNMENT incorporates, as if fully rewritten herein, the conditions, terms and provisions of the Note and Loan Agreement, both of even date, and or any other documents which may have been executed by Mortgagor, and/or any endorser, co-maker or guarantor, in connection with the Loan made by Lender to Mortgagor



                        Miracle Partners, Inc. Mortgage
                                  Page 6 of 7

THIS MORTGAGE/ASSIGNMENT, together with the Note or any other documents which may have been executed by Mortgagor in connection with the Loan made by Lender to Mortgagor, constitute the entire agreement entered into by and among Mortgagor and Lender, and no prior or contemporaneous representations, whether oral or written, not contained herein, shall be of any effect.

THIS MORTGAGE/ASSIGNMENT shall not be modified, changed, or altered in any respect, except in writing, executed by Lender and Mortgagor and all endorsers, comakers and guarantors to the Note.

IN WITNESS WHEREOF, the undersigned Miracle Partners, Inc., a Delaware Corporation have executed this Mortgage and Assignment of Leases and Rents on this the 8th day of March, 1999.

SIGNED AND ACKNOWLEDGED         Miracle Partners, Inc., a Delaware Corporation
IN THE PRESENCE OF:



/s/ Arnold Janofsky             By: /s/ Charles L. Dunlap
________________________            __________________________
Witness                             Charles L. Dunlap
Print:  Arnold Janofsky         Its: President
       _________________             _________________________


/s/ Diana M. Kash
________________________
Witness
Print: Diana M. Kash
       _________________


STATE OF    VIRGINIA
         _______________   }
COUNTY OF    LOUDOUN       } ss:
          ______________


     The foregoing Mortgage was acknowledged before me this 8th day of March, 1999, by Charles L. Dunlap, President of Miracle Partners, Inc., a Delaware corporation, on behalf of the corporation.


                                       /s/ Evelyn Sue Saverine
                                       ________________________
                                       NOTARY PUBLIC
                                       My Commission Expires:  5/31/2000

This Instrument Prepared By:
____________________________
David A. Skrobot, Esq.
400 East Town Street, Suite 210
Columbus, OH  43215
614: 233-6950(T)  233-6960(F)




                        Miracle Partners, Inc. Mortgage
                                  Page 7 of 7

                                    MORTGAGE
                                    --------
                                      and
                                      ---
                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

THE UNDERSIGNED, Miracle Acquisition, Inc. now known as Miracle Industries, Inc., an Ohio Corporation, ("Mortgagor"), whose address is 748 Miller Drive, Leesburg, VA, for good and valuable consideration paid by HEARTLAND BANK its successors or assigns ("Lender" and/or "Mortgagee"), whose address is 850 North Hamilton Road, Gahanna, Ohio 43230, the receipt and sufficiency of which is hereby acknowledged, hereby mortgages, grants, bargains, sells, and conveys to Lender the following described real estate:

                                See Exhibit "A"

Together with all privileges, easements, appurtenances, and other rights now or hereafter belonging or appertaining thereto, all buildings and other improvements now or hereafter located thereon, all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the real estate and all property of every kind and nature whatsoever, whether real, personal or mixed real and personal property, tangible and intangible, now owned or hereafter acquired by Mortgagor and now or hereafter located in, on, or about the real estate or used or intended to be used in connection with the real estate or intended or designed (wherever located) to be incorporated into the structures situated or to be situated on the real estate including, but not limited to, all (i) all fixtures, inventory, machinery, building materials, equipment, tools, supplies, furniture, furnishings, appliances, antennas, trees and plants, manufacturing, fabricating, processing, transporting and packaging equipment, power systems, elevator systems, heating, cooling and ventilating systems, sewerage and garbage disposal systems, radio, telephone, television and communication systems (excepting, however, any leased telephone and television systems), electric, gas and water distribution systems, food, restaurant and bar service systems, fire prevention, alarm and security systems, laundry systems, computer and data processing systems and all hardware and software therefor, and all equipment and supplies therefor, floor, wall and ceiling coverings, draperies, blinds and window treatments, storm doors and window; and (ii) all rentals, revenues, payments, repayments, deposits, income, charges and moneys derived from the use, lease, sublease, rental or other disposition of the property and the proceeds from any insurance or condemnation award pertaining thereto; and (iii) all accounts, contract rights, general intangibles, income tax refunds, actions and rights of action, instruments and documents; and (iv) all permits, consents, approvals, authorizations, licenses, franchises, patents, trademarks, trade names, service marks, copyrights, insignia, signs, slogans or emblems of all governmental or regulatory authorities or of any persons, corporations, partnerships, trusts or other entities, used or intended to be used in connection with the real estate; all of which including all proceeds and products thereof, and all replacements, additions and accessions therefor and thereto now owned or hereafter acquired by Mortgagor and located in, or about said real estate and used, usable or intended to be used in connection with, or pertaining to or derived from the present or future operations of the real estate shall be deemed to be and remain a part of the real estate; all of the foregoing together with said real estate are herein referred to as the "Property".

     To have and to hold the Premises to Lender, Lender's personal representatives, heirs, successors, and assigns, forever, subject to the conditions hereinafter set forth.

     Mortgagor further assigns to Lender any and all leases now existing, and all future leases, together with all rents now due or to become due under those existing or future leases, in which Mortgagor has, or may have, an interest in or to as same relate to the following-described real estate or any portion thereof.

     This Mortgage/Assignment is given in order to secure repayment of money as required by a certain Adjustable Rate Commercial Cognovit Promissory Note ("Note") of even date, in the amount of One Million Thirty-Five Thousand and 00/100 Dollars ($1,035,000.00), together with accrued interest and other applicable charges.

1. ASSIGNMENT OF RENT AND APPOINTMENT OF LENDER AS AGENT TO COLLECT RENT. Mortgagor hereby assigns to Lender, as additional security, all rental income, whether denominated minimum rental, additional rental, or otherwise, to be received by Mortgagor pursuant to the conditions, terms and provisions of any lease agreement entered into by and between Mortgagor and any other person or entity relating to the

                        Miracle Acquisition, Inc. Mortgage

    Premises subject to this Mortgage/Assignment. The powers and rights conferred upon Lender herein shall only be exercised by Lender in the event of the occurrence of an event of default, as same is defined in the Note. Mortgagor hereby confers upon Lender the exclusive power, to be used or not to be used, in Lender's sole discretion, to act as agent, or to appoint a third person to act as agent, for Mortgagor, with full powers, to take or collect all rents arising from the subject Premises and apply such rents, at the sole option of Lender, to the payment of the Note or to any taxes, costs of maintenance, repairs and expenses incident to the Premises and the management thereof, in such order of priority as Lender may, in Lender's sole discretion, determine, and to turn any balance remaining over to Mortgagor; but such collection of rents shall not operate as an affirmance of any tenant or lease in the event Mortgagor's title to the Premises, or any portion thereof, should be acquired by Lender. Lender shall be liable to account only for rents and profits actually received by Lender. In exercising any of the powers contained in this Mortgage/Assignment, Lender may also take possession of, and for these purposes use, any and all personal property contained in the Premises and used by Mortgagor in the rental and leasing thereof, or any part thereof.

    Mortgagor herein specifically assigns no interest to Lender of any of Mortgagor's obligations under any such lease, or leases, and Mortgagor shall be, and shall remain, solely liable and responsible for performing or fulfilling all such obligations under such lease, or leases.

    Consent To Notification Of Lessees In The Event Of Default. Mortgagor agrees that in the event of an occurrence of default, Lender may immediately notify any, or all, lessees of the Premises of the event of default; and Lender may direct that all rental payments should then be made directly to Lender pursuant to conditions, terms and provisions of this Mortgage/Assignment.

    Mortgagor hereby directs each such lessee of the Premises to immediately begin making all such rental payments as required to be made under the conditions terms and provisions of the lease said lessee has entered into with Mortgagor directly to Lender, or at such other place as Lender may, from time to time, specify.

2. PAYMENT OF DEBT. Mortgagor shall pay when due the principal and interest on the indebtedness evidenced by the Note in accordance with the terms thereof.

3. STATE OF TITLE; WARRANTY. Mortgagor is lawfully seized of the Premises and the Premises are free and clear of all encumbrances whatsoever except: (a) the lien of all property taxes and assessments not yet due and payable; (b) legal highways; (c) zoning ordinances; (d) restrictions, conditions, covenants and utility easements of record; and Mortgagor will forever warrant and defend the Premises.

4. REAL PROPERTY TAXES; ASSESSMENTS; LIENS AND CHARGES. Subject to applicable law or to a written waiver by Lender, Mortgagor shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property, and (b) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to Paragraph 5 hereof. Any waiver by Lender of a requirement that Mortgagor pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Mortgagor. Lender may require Mortgagor to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Mortgagor or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Mortgagor in a lump sum or in periodic installments, at Lender's option.

    The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rates, taxes, assessments, insurance premiums and Other Impositions so long as Mortgagor is not in breach of any covenant or agreement of Mortgagor in this Instrument. Lender shall make no charge for holding and applying the Funds, analyzing said account or for so verifying and compiling said assessments and bills, unless Lender pays Mortgagor interest, earnings or profits on the Funds and applicable law permits Lender to


                        Miracle Acquisition, Inc. Mortgage
                                  Page 2 of 7
    make such a charge. Mortgagor and Lender agree at the time of execution of this Instrument that no interest on the Funds shall be paid to Mortgagor, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Mortgagor any interest, earnings or profits on the Funds. Lender shall give to Mortgagor, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The funds are pledged as additional security for the sums secured by this Instrument.

    If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, and Other Impositions, as they fall due, such excess shall be credited to Mortgagor on the next monthly installment or installments of funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, and Other Impositions, as they fall due, Mortgagor shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Mortgagor requesting payment thereof.

    Upon Mortgagor's breach of any covenant or agreement of Mortgagor in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine, in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Mortgagor any Funds held by Lender.

5. INSURANCE. At Mortgagor's expense, Mortgagor shall obtain and maintain in full force and effect at all times during the continuance of this Mortgage fire and extended coverage insurance in an amount sufficient to prevent Mortgagor from being a co-insurer under said policy of insurance, but in no event less than the aggregate payoff balance on the Note and of all obligations secured by mortgages encumbering the Premises which have priority over this Mortgage. All such insurance policies or renewals thereof shall include a standard mortgage clause in favor of and in form acceptable to Lender. Mortgagor shall promptly furnish Lender with a copy of said policies and all receipts of paid premiums. The policies of insurance shall provide for written notice to Lender at least 30 days prior to any cancellation, modification or lapse thereof. In the event of loss, Mortgagor shall give prompt written notice to Lender and Lender may make proof of loss if not promptly made by Mortgagor.

6. MAINTENANCE OF PREMISES. Mortgagor shall keep the Premises in good repair and shall not commit waste or permit deterioration to the Premises, reasonable wear and tear excepted, and shall comply with all governmental (Federal, State or Local) regulations concerning the Premises. If this Mortgage is on a unit in a condominium, Mortgagor shall perform all of Mortgagor's obligations under the constituent condominium documents.

    Without Lender's prior consent, Mortgagor shall not grant any easements affecting the Premises, apply for any change in the current zoning designation for the Premises, change the use of the Premises other than what it is being utilized for as of the date hereof, create or change or modify any existing restrictions, conditions or covenants affecting the Premises, subdivide the Premises, or construct or make any structural or substantial improvements, alterations or modifications to the Premises.

7. PROTECTION OF LENDER'S SECURITY. If Mortgagor fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which Lender, in Lender's reasonable judgment, believes is detrimental to or impairs Lender's security in the Premises, including, but not limited to eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender, at Lender's sole option and upon notice to Mortgagor, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including but not limited to, disbursement of reasonable attorney's fees and entry upon the Premises to make repairs.


                        Miracle Acquisition, Inc. Mortgage
                                  Page 3 of 7

    Any amounts disbursed by Lender pursuant to this Paragraph 7 or for advances made for the payment of real property, taxes, assessments or insurance premiums, with interest thereon as hereinafter provided, shall become additional amounts owed by Mortgagor which are secured by this Mortgage. Such amounts shall be payable upon notice to Mortgagor from Lender requesting payment thereof and shall bear interest from the date of disbursement at the rate payable from time to time on the unpaid principal under the Note. Nothing contained herein shall require Lender to incur any expense or take any action hereunder, and Mortgagor hereby waives any and all claims or right against Lender to any payment on, or offset against, the indebtedness secured hereby by reason of any such payment by Lender.

    Lender, or Lender's agents, shall have the right to enter upon the Premises at all reasonable times for the purpose of inspecting the same, provided Lender shall give Mortgagor adequate and reasonable notice under the circumstances prior to any such entry. The notice provided for herein need not conform with the provisions of Paragraph 15 below.

8. EMINENT DOMAIN. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation proceedings or other taking of the Premises, or a part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Lender and shall be paid to Lender. When there is a total taking of the Premises, the proceeds shall be applied to the sums secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor. When there is a partial taking of the Premises, unless Lender and Mortgagor otherwise agree in writing, or unless in Lender's sole opinion the value of the remaining premises has been adversely affected by the taking, the proceeds paid for such taking shall be applied to the sums secured by this Mortgage in the proportion which the unpaid principal amount of the sums secured by this Mortgage immediately prior to the date of taking bears to the fair market value of the Premises immediately prior to the date of taking, and the balance of such proceeds shall be paid to Mortgagor. In the event that the Lender determines, in its sole opinion, that the value of the remaining premises has been adversely affected by the taking, the proceeds shall be applied to the sums secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor.

    If (a) the Premises are abandoned, or (b) after notice by Lender to Mortgagor that the condemning authority offers to make an award or settle a claim for damages, Mortgagor fails to respond to Lender within 30 days after the date of such notice is mailed, Lender is hereby authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Premises or to the sums secured by this Mortgage.

    Unless Lender and Mortgagor otherwise agree in writing, any application of proceeds to the sums secured by this Mortgage shall not extend or postpone the due date of the payment of the Note or change the amount of any installments due under the Note.

9. TRANSFER OF THE PREMISES. If all or any part of the Premises or any interest therein is sold or transferred by Mortgagor without Lender's prior written consent, Lender may, at Lender's option, declare all sums secured by this Mortgage to be immediately due and payable; provided, however that the following transfers or conveyances shall not accelerate the indebtedness secured hereby: (a) the creation of a lien or encumbrance subordinate to this Mortgage, excluding, however, a conveyance by a Land Installment Contract or the granting of a leasehold interest containing an option to purchase, either of which shall require the prior written consent of Lender;
    (b) the creation of a purchase money security interest for personal property; and (c) a transfer by devise or descent, or a transfer by operation of law upon the death of a co-owner.

10. SECURITY AGREEMENT; ASSIGNMENT OF RENTS. This Mortgage shall act as and constitute a Security Agreement under the Uniform Commercial Code. Upon Lender's request, Mortgagor shall execute and deliver to Lender financing statements and other documents required to perfect a security interest in Mortgagor's personal property located at the Premises. The cost of recording such documents shall be paid by Mortgagor.

    As part of the security granted by this Mortgage, Mortgagor hereby assigns to Lender the rents of the Premises, provided that Mortgagor shall, prior to any acceleration of the amounts secured by this Mortgage, have the right to collect and retain such rents. All rents collected by Lender or Lender's agent shall be applied first to the



                        Miracle Acquisition, Inc. Mortgage
                                  Page 4 of 7
    payment of costs of operation and management of the Premises and collection of rents, including but not limited to, receiver's bonds and fees, reasonable attorney's fees and then to the sums secured by this Mortgage.

11. DEFAULT; REMEDIES. The entire unpaid principal amount of the Note, together with all unpaid and accrued interest and all other charges and amounts payable to Lender under the Note or this Mortgage, shall, at Lender's option become immediately due and payable; (a) if Mortgagor does not promptly and fully pay when due the amounts owed Lender under the Note in accordance with the terms and tenor of the Note; (b) if the Premises or any part thereof or any interest thereon are sold or transferred except as permitted under the provisions of Paragraph 9 of this Mortgage; (c) if Mortgagor fails to observe or perform any other provision, covenant or condition required of Mortgagor under the Note or this Mortgage within 30 days after Lender gives notice to Mortgagor of Mortgagor's failure to observe or perform such provision, covenant or condition; (d) if the Premises are abandoned; (e) if an order for relief under any bankruptcy laws of the United States is issued naming Mortgagor as debtor or if Mortgagor makes an assignment for the benefit of creditors or enters into a composition agreement with Mortgagor's creditors; (f) if the interest of Mortgagor in the Premises is attached, levied upon, or seized by legal process; or (g) if a trustee, receiver or liquidator is appointed on behalf of Mortgagor. Upon an acceleration of the amounts secured by this Mortgage as provided for in this Paragraph 11 Lender shall have the right to foreclose this Mortgage lien, have a receiver appointed, take possession of and manage the Premises, collect the rents derived from the Premises, and take any and all other action available to Lender under law.

12. APPLICATION OF PAYMENTS. All payments received by Lender under the Note or this Mortgage, unless otherwise stated in this Mortgage, shall be applied by Lender first to the payment of any amounts advanced or paid by Lender for the protection of the security granted by this Mortgage, then to expenses incurred by Lender by reason of Mortgagor's default under this Mortgage, then to interest payable on the Note, and then to the principal of the Note.

13. FORBEARANCE; REMEDIES CUMULATIVE. If Lender (a) grants any extension of time or forbearance with respect to the payment of any sums secured by this Mortgage, (b) takes other or additional security for the payment thereof,
    (c) waives or fails to exercise any right granted in this Mortgage or in the Note, (d) grants any release with or without consideration of the whole or part of the security granted by this Mortgage, or (e) amends or modifies in any respect any of the terms and provisions of this Mortgage or the Note, any such act or omission shall not release Mortgagor of any obligations under this Mortgage or under the Note, nor preclude Lender from exercising any right granted in this Mortgage or under law for a default by Mortgagor or for any subsequent default.

    Lender's procurement and payment of fire and casualty insurance and Lender's payment of real property taxes and assessments and other governmental charges and liens after Mortgagor has failed to pay the same shall not be a waiver of Mortgagor's default or Lender's right to accelerate the indebtedness secured hereby.

    All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage or which are afforded under law and may be exercised concurrently, independently or successively.

14. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY; CAPTIONS; GOVERNING LAW; SEVERABILITY. Subject to the provisions of Paragraph 9 above, the covenants and agreements of this Mortgage shall bind, and the rights hereunder shall inure to, the respective successors and assigns, personal representatives and heirs of Lender and Mortgagor. All covenants and agreements of Mortgagor shall be joint and several. The captions and section headings of this Mortgage are for convenience only and shall not be used to interpret or define the provisions of this Mortgage. This Mortgage shall be governed by the laws of the State of Ohio, and, if any provision or clause of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provision. The provisions of this Mortgage and the Note are severable.



                        Miracle Acquisition, Inc. Mortgage
                                  Page 5 of 7

15. NOTICES. Except as otherwise set forth in this Mortgage or as may otherwise be required by applicable law, any notice to be given under this Mortgage shall be in writing and mailed with postage prepaid to Lender and Mortgagor at the addresses set forth at the beginning of this Mortgage or to such other addresses as Lender or Mortgagor may designate by notice given to the other party as provided for in this Paragraph 15.

16. RELEASES. Upon payment of all sums secured by this Mortgage and the observance and performance of each of the covenants and agreements of this Mortgage to be observed and performed by Mortgagor, Lender shall provide to Mortgagor, in recordable form, a release of this Mortgage and of any other security interest given to Lender to secure the Note, in recordable form.

17. FINANCIAL STATEMENTS, RENT ROLLS AND OPERATING STATEMENTS:
    On or before the 120th day following the end of Mortgagor's fiscal/calendar year, and at such other times as Lender may require, Mortgagor shall furnish to Lender a copy of Mortgagor's current financial statement, current certified rent roll and the prior year's annual operating statement setting forth, in such detail as Lender requires, the income and expenses derived from and attributable to the subject premises. Lender, at Lender's sole option, may require that said statements be prepared by an independent Certified Public Account. In the event that Mortgagor fails to furnish the statements within the time set forth herein, the Note rate of interest shall be increased by two percent (2%) without prior notice to Mortgagor until the statements are furnished to Lender in a form which is satisfactory to Lender.

18. ENVIRONMENTAL LAW COMPLIANCE AND INDEMNIFICATION. In its use, possession, and maintenance of the mortgage property, Mortgagor, its employees, agents, independent contractors and assigns shall strictly comply with the Comprehensive Environmental Response, Compensation, and Liability Act and any other federal, state, or local statute, law, regulation, ordinance, code, rule, order, or decree, whether now or hereafter in effect, requiring or imposing standards for environmental safety and cleanliness concerning the placement, use, storage, transportation or discharge of any hazardous, toxic, or dangerous waste, substance, or material ("Environmental Laws"). Mortgagor hereby expressly represents, warrants, and covenants to Lender that: (a) neither Mortgagor nor any other person to the actual knowledge of Mortgagor has used or permitted any hazardous substances to be placed, held, stored, disposed on or discharged from the mortgaged property or any portion thereof in violation of any Environmental Laws; (b) to the best of Mortgagor's knowledge, the mortgaged property does not now contain any hazardous substance in violation of any Environmental Laws; and (c) Mortgagor, so long as any indebtedness secured by this Mortgage remains unpaid, shall not allow any hazardous substances to the placed, held, stored, disposed on the mortgaged property or discharged from the mortgaged property or any portion thereof or incorporated into any improvements to be constructed on the mortgaged property in violation of any Environmental Laws. For purposes of this paragraph, the term "hazardous substance" shall include but not be limited to any hazardous, toxic, or dangerous waste, substance, or material defined as such in or for the purpose of any Environmental Laws.

    Mortgagor hereby agrees to hold Lender harmless from and indemnify Lender from and against any and all losses, liabilities, damages, injuries, costs, expenses, and claims, including reasonable attorney fees, of any and every kind whatsoever, paid, incurred, or suffered by or asserted against Lender as a direct or indirect result of any of the following: (a) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from the mortgaged property or any portion thereof of any hazardous substance; or (b) any liens, interests, or rights against the mortgaged property, or any portion thereof, created, permitted, or imposed under authority of Environmental Laws now or hereafter existing.

    The provisions of this paragraph 18 shall survive payment of the Note and Mortgage/Assignment.

THIS MORTGAGE/ASSIGNMENT incorporates, as if fully rewritten herein, the conditions, terms and provisions of the Note and Loan Agreement, both of even date, and or any other documents which may have been executed by Mortgagor, and/or any endorser, co-maker or guarantor, in connection with the Loan made by Lender to Mortgagor



                        Miracle Acquisition, Inc. Mortgage
                                  Page 6 of 7

THIS MORTGAGE/ASSIGNMENT, together with the Note or any other documents which may have been executed by Mortgagor in connection with the Loan made by Lender to Mortgagor, constitute the entire agreement entered into by and among Mortgagor and Lender, and no prior or contemporaneous representations, whether oral or written, not contained herein, shall be of any effect.

THIS MORTGAGE/ASSIGNMENT shall not be modified, changed, or altered in any respect, except in writing, executed by Lender and Mortgagor and all endorsers, comakers and guarantors to the Note.

IN WITNESS WHEREOF, the undersigned Miracle Acquisition, Inc., a Delaware Corporation have executed this Mortgage and Assignment of Leases and Rents on this the 8th day of March, 1999.

SIGNED AND ACKNOWLEDGED        Miracle Acquisition, Inc., a Ohio Corporation
IN THE PRESENCE OF:            now known as Miracle Industries, Inc.



/s/ Arnold Janofsky            By: /s/ Charles L. Dunlap
________________________           __________________________
Witness                            Charles L. Dunlap
Print:  Arnold Janofsky        Its: President
       _________________            _________________________


/s/ Diana M. Kash
________________________
Witness
Print: Diana M. Kash
       _________________


STATE OF    VIRGINIA
         _______________   }
COUNTY OF    LOUDOUN       } ss:
          ______________


     The foregoing Mortgage was acknowledged before me this 8th day of March, 1999, by Charles L. Dunlap, President of Miracle Acquisition, Inc., a Ohio corporation, on behalf of the corporation.


                                       /s/ Evelyn Sue Saverine
                                       ________________________
                                       NOTARY PUBLIC
                                       My Commission Expires:  5/31/2000

This Instrument Prepared By:
____________________________
David A. Skrobot, Esq.
400 East Town Street, Suite 210
Columbus, OH  43215
614: 233-6950(T)  233-6960(F)




                        Miracle Acquisition, Inc. Mortgage
                                  Page 7 of 7